SECOND AMENDMENT
TO
LOAN AGREEMENT

This Second Amendment to Loan Agreement is entered into as of October 13, 2022 (this "Amendment"), by and between CATHAY BANK ("Lender") and SUPER MICRO COMPUTER, INC. ("Borrower").

RECITALS

Borrower and Lender are parties to that certain Loan Agreement dated as of May 19, 2022 (as amended, restated, or otherwise modified from time to time, the "Agreement"), pursuant to which Lender provided a revolving credit facility to Borrower. The parties desire to amend the Agreement in accordance with the terms of this Amendment. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.

NOW, THEREFORE, the parties agree as follows:

1. AMENDMENT. The Agreement is amended upon the terms set forth below:

(a) Reference to "three (3) months" in the definition of "Term SOFR Interest Period" is revised to refer to "one (1) month." As a result, the following defined term is amended in Exhibit A as follows:

> "**Term SOFR Interest Period**" means a period commencing on the Business Day when the applicable Term SOFR Rate Advance is made and ending on the numerically corresponding day in the calendar month that is one (1) month thereafter; provided, that any such tenor shall not be available to the extent that Lender has deemed the same to be unavailable, undeterminable, non-representative or non-compliant with the International Organization of Securities Commissions (IOSCO) Principles for Finance Benchmarks. If a Term SOFR Interest Period would otherwise end on a day for which there is no numerically corresponding day in the last month of the Term SOFR Interest Period, the Term SOFR Interest Period will end on the last day of such month. For purposes hereof, the date a Term SOFR Rate Advance is made initially shall be the date on which such Term SOFR Rate Advance is disbursed and thereafter shall be the effective date of the most recent conversion or continuation of such Term SOFR Rate Advance. No Term SOFR Interest Period may extend beyond the Maturity Date unless Lender consents otherwise.

2. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement or any of the Loan Documents, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all Loan Documents.

DS

3. Borrower represents and warrants that the representations and warranties contained in the Agreement and other Loan Documents are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

4. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE. This Amendment constitutes a "Loan Document" as defined and set forth in the Agreement and is subject to Section 11 of the Agreement, which is incorporated by reference herein.

5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original hereof.

6. As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

(a) this Amendment, duly executed by Borrower;

(b) an amount equal to all Lender Expenses incurred through the date of this Amendment that remain unpaid; and

(c) such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

[SIGNATURE PAGE FOLLOWS.]

DS KH

DocuSign Envelope ID: 37035EFA-A84C-4535-A9A3-FCCA7971F778

[SIGNATURE PAGE TO SECOND AMENDMENT]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

BORROWER:

SUPER MICRO COMPUTER, INC.

By:____________________________________

Name: Charles Liang

Title: Chief Executive Officer

DocuSigned by:

KL

By:____________________________________

Name: David Weigand

Title: Chief Financial Officer

LENDER:

CATHAY BANK

By:____________________________________

Name: ~~Jane Ho~~ Kevin Chen

Title: ~~Senior Vice President~~ VP / Loan Portfolio Manager

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